UNITED FIRE GROUP®

Investor Presentation

Dianne Lyons, Vice President and Chief Financial Officer

March 2013

Forward-Looking Statements

This presentation may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)," "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will continue," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Part I Item 1A "Risk Factors" of our annual report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 4, 2013. The risks identified on Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Reconciliations of non-GAAP measures are on Page 32 of this presentation and also available in our quarterly news release, which are available on the Investors Relations page of our website www.UnitedFireGroup.com.

Company Overview

United Fire Group (NASDAQ:UFCS)

- Regional provider of a complete line of insurance products
- Based in Cedar Rapids, Iowa
- Founded in 1946
- $729.2 million in shareholders' equity
- Six regional offices
- Approximately 900 employees

Company Overview

P/C Cos. Rated “A” by A.M. Best

- At 12/31/2012, $655 million in net written premiums
- 90% commercial lines/10% personal lines
- Represented by approximately 1,200 independent agencies
- Licensed in 43 states and Washington DC, active in 33

United Life Ins. Co. Rated “A-” by A.M. Best

- $4 billion of life insurance in force
- 60% annuities/40% traditional life insurance products
- Represented by approximately 900 independent agencies
- Licensed in 36 states, active in 29

Historical Financial Performance

Book Value Per Share


$28.90
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
ROE averaged 8.8%
between 2000 and 2012
6.5% CAGR
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

UNITED FIRE GROUP

Historical Underwriting Performance

GAAP Combined Ratio



130.0%
120.0%
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
2007
2008
2009
2010
2011
2012*
UFCS
Peer Group*

Catastrophe Loss Contribution



$ in millions, net of reinsurance
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2007
2008
2009
2010
2011
2012
Non-cat losses
Cat losses

* SNL Small Cap U.S. Insurance Index (UFG as of 12/31/12; Peer AM Best 2012 estimate)

Recent Results

Fourth-Quarter Highlights

- Double-digit top-line growth:
  - 17% organic growth
  - Mid-single digit rate increases
  - 82% commercial lines retention
- 111.1% combined ratio (101.2% YTD):
  - Continued favorable prior-year reserve development
  - Increase due to Super Storm Sandy
  - Increase in expense ratio due to DAC accounting change
    - Full-year impact on net income of $10.3 million
- Life insurance net earned premiums increased more than 52.1% (23.8% YTD)
  - Increased sales of single premium whole life product
  - Deferred annuity deposits decreased 34.1% (24.8% YTD)

2012 Interim Results

($ in millions)	4Q 2012	% Chng	YTD 2012	% Chng
Net premiums written	$174.4	15.1%	$720.9	19.2%
Net premiums earned	186.9	15.6	695.0	18.4
Net investment income	25.3	(8.7)	111.9	2.2
After tax net realized gains	0.5	(44.9)	3.5	(15.3)
Net income	(2.4)	NM	40.2	NM
Net operating income	(2.9)	NM	36.7	NM
Net income per share	($0.10)	NM	$1.58	NM
Net operating income per share	($0.12)	NM	$1.44	NM
Book value per share	n/a		$28.90	5.9

Key Investment Considerations

- Expanded geographic presence through MIGP acquisition
- Growth opportunities:
  - Capitalizing on transaction
  - Organic growth in existing markets
- Decentralized underwriting and marketing
- Opportunities for efficiencies
- Reserving
  - Historically reported favorable loss reserve development
- Exposure management
  - Reduction of probable maximum loss
- Conservative investment philosophy
- Strong balance sheet with proactive capital management
  - Paid dividend since 1968
  - Dividend yield at 12/31/2012 of 2.8%
- Experienced senior management

Expanded Geographic Presence Through Acquisition


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
W V
PA
NY
ME
VT
NH
MA
CT
RI
NJ
DE
MD
DC
United Fire states
MIGP states

Expanded Scope in 2011 with MIGP Acquisition

- All-cash transaction valued at approximately $191 million
- Common business approach that diversified geographic risk
- Since closing:
  - Generating savings through administrative and support consolidating and elimination of duplicate public company expenses and management salaries
  - Consolidated reinsurance programs
  - Transition to UFCS IT underway (imaging, claims, policy processing), substantial cost savings anticipated
  - Retained MIGP agent force

Growth Opportunities

Growth Strategies

- Improve BOP product
- Increase property business
- Increase workers' compensation business
- Market to larger accounts (over $100,000)
- Appoint new agents in cities where we are under-represented

Growth Opportunities

Pricing Sophistication

- Multiple tools support pricing analysis
  - CATography
  - Predictive analytics
  - Loss control
  - Walk-away pricing
  - Credit scoring
  - Rating tiers
- Advanced automated renewal screening

Growth Opportunities

Rate Change Comparison


8.00%
4.00%
0.00%
-4.00%
-8.00%
-12.00%
-16.00%
1Q06
4Q06
3Q07
2Q08
1Q09
4Q09
3Q10
2Q11
1Q12
4Q12
UFG
MarketScout
CIAB
CLIPS

Notes on Rate Change Data

- **MarketScout** is the nation's largest on-line insurance exchange with a distribution system to over 50,000 retail insurance agencies. The composite average includes all commercial lines and sizes of accounts.
  Website: marketscout.com
- **Council of Insurance Agents & Brokers (CIAB)** asks its members each quarter to provide up-to-date information on pricing trends, underwriting practices and availability of all commercial property/casualty lines for its Commercial Insurance Market Index. Website: ciab.com
- **CLIPS** is Towers Watson's U.S. commercial lines pricing and profitability survey. Quarterly information comes directly from carriers. Website: towerswatson.com

(As of 12/31/2012; CLIPS unavailable)

Expertise with "Main Street" Businesses (as of 12/31/12)

Net Written Premiums by Product Line

Property/Casualty	*Percent of total NPW*
Commercial lines:	
Other liability	31%
Automobile	22
Fire & allied lines	21
Workers' compensation	11
Fidelity & surety	3
Total commercial lines	88%
Personal lines:	
Fire & allied lines	7%
Automobile	3
Total personal lines	10%
Reinsurance assumed	2%
Total	100%

Top 15 Classes Show Main Street Focus

Property/Casualty	*Percent of total DPW*
Concrete construction	8%
Carpentry – residential	7
Excavation	7
Lessors' risk	6
Carpentry – commercial	4
Land grading/earth moving	4
Automobile repair or service shops	4
Electrical work	4
Metal goods manufacturing/machine shops	4
Plumbing – commercial	3
Plumbing – residential	3
Roofing – commercial	3
Landscape gardening	3
Heating and air conditioning	2
Restaurants	2
Total of top 15 classes	64%

Decentralized Underwriting and Marketing (as of 12/31/12)

Direct Written Premiums by State

Property/Casualty	*Percent of total DPW*
Texas	13%
Iowa	12
California	12
New Jersey	7
Missouri	7
All Other	49

Competitive Advantages

- Local market knowledge
- Strong agency relationships
- Disciplined underwriting
- Service center
- Exceptional customer service
- Superior loss control services
- Fair and ethical claims handling
- Efficient and effective technology

Agency Philosophy

- Continually monitor agencies for compatibility
- Criteria: loss ratio, volume, relationship
- Seek “top three” position (as measured by direct premiums written)
- Competitive performance-based compensation
- More than 1,200 independent agencies
- Average agency size: over $500,000
- Size of largest agency: $7.5 million
- Premium from top 20: $90.1 million
- Premium from top 100: $219.4 million of $627 million

Opportunities for Efficiency

Expense Ratio


40.0%
30.0%
20.0%
10.0%
0.0%
2007
2008
2009
2010
2011
2012
Expenses related to Mercer acquisition

Technology

- Streamline how our agencies transact business with us
- Enable producers to efficiently provide their clients with a high level of service
- Enhance agency online inquiry capabilities
- Provide agencies with online reporting
- Feedback from agent technology board

Reserving

Loss Cost Analysis

- Monitor inflationary trends
- Exposure basis rating (including payroll- and sales-based rating)
- Inflation factors applied to property values annually (buildings and contents)
- Automobile symbol rating to accurately rate for autos based on cost new and repair costs
- Monitor medical cost inflation and consider implication for auto, liability and workers' compensation lines of business

Reserving Philosophies

- Historically reported favorable loss reserve development
- Conservative reserving practices
- Reserve on a case basis with some pessimism
- Reserve for IBNR and LAE using actuarial methods

Claims Handling Philosophies

- FAIR claims service
- FAST claims service
- Use of outside adjusters is infrequent, allowing us to more closely control the adjusting function
- Employ top industry fraud predictive analytics technology

Reserving

Net Loss Reserve – Favorable/(Deficient)


18%
12%
6%
0%
-6%
Median: 10%
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Exposure Management

Managing Catastrophe Exposure

- 100-year PMLs below 2006 levels despite expanded portfolio due to Mercer transaction
- Managing geographic exposures to reduce coastal and other risks
- Updated policy terms and conditions
  - Policies written ex-wind
  - Policies written with wind exclusion

Exposure Reductions Post-Katrina


100-Year PMLs ($ in millions)
$300
$250
$200
$150
$100
$50
$0
RMS
AIR
Jun 2006
Dec 2006
Jun 2007
Dec 2007
Jun 2008
Dec 2008
Aug 2009
Dec 2009
Aug 2010
Dec 2011*
Jun 2012*

** Based on RMS v11 and AIR v12, includes Mercer's June 2010 portfolio*

Exposure Management

Modeled vs. Actual Losses from Historical Storms

($ in millions)	Average Modeled Gross Loss	Actual to Average Model Miss %	Actual Loss
Katrina	$483.7	32%	$367.3
Rita	49.2	45	33.9
Gustav	19.1	32	14.5
Ike	64.1	147	26.0

Exposure Management

2012 Reinsurance Programs

- Catastrophe program
  - $180 million excess of $20 million retention
  - 5% co-participation on losses between $20 million and $200 million
- Core program
  - $2 million retention
  - $13 million per risk property coverage
  - $38 million per occurrence casualty coverage

Conservative Investment Portfolio (at December 31, 2012)

$3.0 Billion Investment Portfolio ($ in millions)


Equity Securities
$179
6%
Mortgage Backed
$249
8%
Municipals
$796
26%
Other*
$42
2%
US Gov't
$85
3%
Corporate Bonds
$1,783
58%
Financial
$285
9%
Utilities
$248
8%
Industrial
$936
31%
Foreign
$221
7%

** Other includes trading securities, mortgage loans, policy loans and other long-term investments.*

Conservative Investment Portfolio (at December 31, 2012)

Portfolio Management

- Manage our own portfolios
  - Maintain a fixed-to-equity ratio of 90/10
- Addressing low interest rate environment by:
  - Continuing to purchase quality investments rated investment grade or better
  - More closely matching duration of our investment portfolio to liabilities
- Portfolio yield of 4.68% and duration of 4 years at December 31, 2012
- International corporate bond holdings account for 6.7% of portfolio

Highly Rated Fixed Income Portfolio

	$ (in millions)	%
AAA	$482	17%
AA	646	23
A	633	22
Baa/BBB	999	35
Other/Not Rated	63	2
Total	$2,823	100

Financially Strong

Capital Management Philosophy

- Strong economic capital position
- Prudent reinsurance programs
- Outstanding debt paid off in July 2012
- History of consistently conservative reserves
- Use of capital – acquisition of Mercer Insurance Company

Share Repurchase

	Ave. Price Per Share	Number of Shares Repurchased	Total Price *($ in millions)*
12 Months Ended 12/31/2012	$21.46	340,159	$7.3
12 Months Ended 12/31/2011	17.69	702,947	12.4
12 Months Ended 12/31/2010	18.29	343,328	6.3

2012 Enterprise Risk Management

- ERM management committee meets quarterly
  - Specific risks addressed:
    - Catastrophe risk
    - Disaster preparedness
    - Mercer integration
    - Interest rate environment and potential fluctuations
    - Technology risk
    - Reserving risk
    - Pricing cycles
- Manager review of corporate ERM document
- Opportunity to identify risks on intra-company website
- Board of Directors risk management committee oversees ERM effort
  - Management reviews risk metrics with risk management committee
- Risk appetite statement developed
- ORSA
- Economic capital modeling used to assess risk
  - Integration of United Life into economic capital model
  - Capital management policy developed

UNITED FIRE GROUP®

Appendix

2011 Product Niches

- Religious Institutions – Churches
- Auto Service and Repair Garages
- Garbage Refuse haulers
- Condominiums
- Small Artisan Service and Repair Contractors
- Retail Small business (Business Owners Program)
- Land Improvement Contractors (Excavation, Land Grading)
- Commercial Output Program (Manufacturing)
- Contractors E & O
- Mechanical Contractors
- Plumbing & Heating Contractors
- Metal Goods Fabricators
- Machine Shops
- Restaurants
- Golf Courses
- Winery Program
- Aggregate Truckers (Sand and Gravel Haulers)
- Peripheral Oil Field Contractors
- Inland Marine
- Micro Brewers
- Water Well Drillers
- Agriculture Service Contractors
- Program Business
- Commercial Roofers
- Hardware Stores

Foreign Investment Exposure*

($ in Millions) Sector	Market Value	% Market Value	% Total Portfolio
Industrials	$67	41%	2.33%
Energy	59	36	2.03
Financials	36	23	1.27
Total	162	100	5.63

($ in Millions) Region	Market Value	% Market Value	% Total Portfolio
Europe	$133	82%	4.62%
Pan-Asia	22	13	0.75
Middle East	7	5	0.26
Total	162	100	5.63

* Non-Canadian

Experienced Senior Management



RANDY A. RAMLO
President/Chief Executive Officer
Years at UFG: 29
Years in industry: 29

- Directs and monitors the business operations of all offices and business segments
- Oversees the implementation of corporate policies on a day-to-day basis
- 1984: Joined company as an underwriter
- 1996 to 2001: Commercial underwriter
- 2001: Named VP, Surety
- 2004: Appointed EVP, United Fire Group
- 2007: Appointed president and CEO
- BA from University of Northern Iowa
- Professional designations: ARM, CPCU, AIM and AFSB
- Board member: United Way of East Central Iowa
- Member: CPCU Society and Surety Assoc. of Iowa



MICHAEL T. WILKINS
Executive Vice President
Years at UFG: 28
Years in industry: 28

- Responsible for development of information technology
- Directs company's reinsurance and personal lines segments
- 1985: joined UFG as computer programmer
- 1990 to 1998: Product support manager
- 1998: Named VP of Central Plains regional office
- 2002: Named VP of administration
- 2007: appointed EVP
- BS and MBA from University of Iowa
- Professional designations: ARP, CPCU
- Board member: United Way of East Central Iowa and Four Oaks
- Member: CPCU Society



DIANNE M. LYONS
Vice President/Chief Financial Officer
Years at UFG: 30
Years in industry: 30

- Directs the company's financial goals, objectives and budgets
- Oversees investor relations
- Oversees regulatory filings
- 1983: Joined UFG as records librarian
- 1984 to 1985: Accounting general clerk
- 1986 to 2000: Accountant
- 2000: Promoted to controller and accounting manager
- 2003: Named vice president of United Fire
- 2006: Appointed chief financial officer
- BA from Coe College
- Professional designations: AIAF, AAM, CPCU, LOMA LEVEL
- Board member: Young Parents Network
- Member: CPCU Society



DAVID E. CONNER
VP/CCO
Years at UFG: 15
Years in industry: 32



BARRIE W. ERNST
VP/CIO
Years at UFG: 11
Years in industry: 33



NEAL R. SCHARMER
VP/General Counsel
Years at UFG: 18
Years in industry: 23

Financial Summary

(GAAP, $ in thousands except per share values)	2012	2011	2010	2009
Selected Income Statement Items				
Net Premiums Earned	$694,994	$586,783	$469,473	$478,498
Net Income / (Loss)	40,212	11	47,513	(10,441)
Realized Gains / (Loss), net of tax	3,544	4,186	5,518	(8,566)
Operating Earnings / (Loss), net of tax	36,668	(4,175)	41,995	(1,875)
Selected Balance Sheet Items				
Cash and Investments	$3,151,829	$3,052,535	$2,662,955	$2,542,693
Total Assets	3,694,653	3,,618,924	3,007,439	2,902,544
Shareholders' Equity	729,177	696,141	716,424	672,735
Capital & Surplus (SAP)	585,986	565,843	594,308	556,265
Per Share Analysis				
Operating Income / (Loss) per Diluted Share	$1.44	$(0.16)	$1.60	$(0.07)
Net Income / (Loss) per Diluted Share	1.58	0.00	1.80	(0.39)
Dividends per Share	0.60	0.60	0.60	0.60
Book Value per Share	28.90	27.29	27.35	25.35
Profitability Analysis				
Loss and Loss Settlement Expense Ratio	69.7%	76.4%	68.9%	83.9%
Expense Ratio	31.5	35.7	31.0	31.3
Combined Ratio	101.2	112.1	99.9	115.2
Combined Ratio (ex. CATs & Hurricane Katrina Litigation)	90.9	97.0	95.2	101.4
ROAE	5.6	0.0	6.8	(1.6)
Operating ROAE	5.1	(0.6)	6.0	(0.3)

Property/Casualty Operating Segment Financial Highlights

(GAAP, $ in thousands except per share values)	2012	2011	2010	2009
Commercial				
Net Premiums Written	$576,076	$481,520	$363,806	$380,727
Net Premiums Earned	551,846	464,942	370,479	394,000
Loss and Loss Settlement Expenses	367,208	331,320	271,184	338,094
Loss and Loss Settlement Expense Ratio	66.5%	71.3%	73.2%	85.8%
Personal				
Net Premiums Written	64,846	57,133	40,807	38,208
Net Premiums Earned	63,092	55,568	39,731	35,735
Loss and Loss Settlement Expenses	54,268	51,725	25,576	23,641
Loss and Loss Settlement Expense Ratio	86.0%	93.1%	64.4%	66.2%
Assumed				
Net Premiums Written	14,409	13,270	10,295	5,892
Net Premiums Earned	14,473	13,261	10,163	5,942
Loss and Loss Settlement Expenses	17,661	24,786	(7,323)	3,986
Loss and Loss Settlement Expense Ratio	122.0%	186.9%	(72.1%)	67.1%
Total				
Net Premiums Written	655,331	551,923	414,908	424,827
Net Premiums Earned	629,411	533,771	420,373	435,677
Loss and Loss Settlement Expenses	439,137	407,831	289,437	365,721
Loss and Loss Settlement Expense Ratio	69.8%	76.4%	68.9%	83.9%
Segment Net Income / (Loss)	33,512	(7,639)	34,726	(17,677)

Definitions and Reconciliations of Data Not Prepared in Accordance With U.S. GAAP

(GAAP, $ in thousands)	2012	2011	2010	2009	2008	2007
Net income (loss)	$40,212	$11	$47,513	$(10,441)	$(13,064)	$111,392
After-tax realized investment (gains) losses	(3,544)	(4,186)	(5,518)	8,566	6,749	(6,286)
Net Operating income (loss)	$36,668	$(4,175)	$41,995	$(1,875)	$(6,315)	$105,107
Diluted earnings (loss) per share	$1.58	$0.00	$1.80	$(0.39)	$(0.48)	$4.03
Diluted operating earnings (loss) per share	1.44	(0.16)	1.60	$(0.07)	(0.23)	3.80
Return on equity	5.6%	0.0%	6.8%	(1.6)%	(1.9)%	15.6%

Operating income is a commonly used Non-GAAP financial measure of net income excluding realized capital gains and losses and related federal income taxes. Because our calculation may differ from similar measures used by other companies, investors should be careful when comparing our measure of operating income to that of other companies. Management evaluates this measurement and ratios derived from this measurement because we believe it better represents the normal, ongoing performance of our businesses.